Exhibit D


                              TROUTMAN SANDERS LLP
                                ATTORNEYS AT LAW
                         A LIMITED LIABILITY PARTNERSHIP
                              BANK OF AMERICA PLAZA
                     600 PEACHTREE STREET, N.E. - SUITE 5200
                           ATLANTA, GEORGIA 30308-2216
                             www.troutmansanders.com
                             TELEPHONE: 404-885-3000
                             FACSIMILE: 404-885-3900


                                November 21, 2005





Securities and Exchange Commission
Washington, DC 20549

RE:      Statement on Form U-1
         of The Southern Company
         (herein called the "Company")
         File No. 70-10186

Ladies and Gentlemen:

We have read the statement on Form U-1, as amended, referred to above and are furnishing this opinion with respect to the issuance and sale by Southern Company Capital Funding, Inc. ("Capital Funding") of $250,000,000 aggregate principal amount of its Series C 5.75% Senior Notes due November 15, 2015 (the "Series C Notes") and the guarantee of the Series C Notes by the Company (the "Guarantee").

We are of the opinion that:

(a) each of the Company and Capital Funding is validly organized and duly existing as a corporation under the laws of the State of Delaware;

(b) the subject transactions have been consummated in accordance with such statement on Form U-1, as amended;

(c)   all state laws applicable to the transactions have been complied with;

(d) the Series C Notes are valid and binding obligations of Capital Funding in accordance with their terms;

(e) the Guarantee is a legal and binding obligation of the Company in accordance with its terms; and

(f) the consummation of the transactions did not violate the legal rights of the holders of any securities issued by the Company or any associate company thereof.

      ATLANTA o HONG KONG o LONDON o NEW YORK o NORFOLK o RALEIGH RICHMONDo
                TYSONS CORNER o VIRGINIA BEACH o WASHINGTON, D.C.

TROUTMAN SANDERS LLP
          ATTORNEYS AT LAW
   A LIMITED LIABILITY PARTNERSHIP

Securities and Exchange Commission
November 21, 2005
Page 2




We hereby give our written consent to the use of this opinion in connection with the above-mentioned statement on Form U-1, as amended, and to the filing thereof with the Commission at the time of the filing by the Company of its certificate pursuant to Rule 24.


                                Very truly yours,

                             /s/Troutman Sanders LLP













      ATLANTA o HONG KONG o LONDON o NEW YORK o NORFOLK o RALEIGH RICHMONDo
                TYSONS CORNER o VIRGINIA BEACH o WASHINGTON, D.C.